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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2004

TYCO INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in its Charter)

Bermuda (Jurisdiction of Incorporation)	98-0390500 (IRS Employer Identification Number)

001-13836
(Commission File Number)

Second Floor, 90 Pitts Bay Road
Pembroke, HM 08, Bermuda
(Address of Principal Executive Offices, including Zip Code)

441-292-8674
(Registrant's Telephone Number, including Area Code)

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits
Exhibit No.	Description
99.1	Press release issued May 4, 2004

Item 12.    Results of Operations and Financial Condition

        On May 4, 2004, Tyco International Ltd. (the "Company") issued a press release reporting the Company's second quarter results for fiscal 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference in this Item 12 by reference.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD. (Registrant)

By:	/s/ CAROL ANTHONY DAVIDSON Carol Anthony Davidson Senior Vice President and Controller

Date: May 4, 2004

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued May 4, 2004

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SIGNATURES
EXHIBIT INDEX